Vanguard WindsorTM II Fund

Supplement to the Prospectus Dated February 27, 2009

New Advisor Joins Investment Advisory Team

The board of trustees of Vanguard Windsor II Fund has added Sanders Capital, LLC (Sanders), to the Fund’s investment advisory team. Effective immediately, Sanders will manage a portion of the Fund’s assets (approximately 8.5%). Sanders and the Fund’s other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective, Primary Investment Strategies, Primary Risks, and Fees and Expenses

The Fund’s investment objective, primary investment strategies, and primary risks will not change. The addition of Sanders is not expected to cause a material increase in the Fund’s fees or expenses for the current fiscal year.

Prospectus Text Changes

The prospectus is revised as follows:

In the Fund Profile section, under “Additional Information,” the following is added to the “Investment Advisors”:

• Sanders Capital, LLC, New York, N.Y., since 2010

In the More on the Fund section, under “Security Selection,” the following text is added:

Sanders Capital, LLC (Sanders), which manages a portion of the Fund’s assets, uses a traditional, bottom-up, fundamental research approach. The investment process focuses on identifying securities that are undervalued relative to Sanders’ determination of their expected total return. Sanders’ valuation analysis starts with a discounted analysis of free cash flows, ranks securities by expected returns, and then applies systematic risk controls.

(over, please)

The following text is added to the Investment Advisors section:

• Sanders Capital, LLC, 375 Park Avenue, New York, NY 10152, is an investment advisory firm founded in 2009.

In addition, the first paragraph after the list of advisors is replaced with the following text:

The Fund pays five of its investment advisors—Armstrong Shaw; Barrow, Hanley; Hotchkis and Wiley; Lazard; and Sanders—on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor’s performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor’s portion of the Fund is compared with that of the Russell 1000 Value Index (for Armstrong Shaw), the MSCI US Prime Market 750 Index (for Barrow, Hanley), the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the S&P 500 Index (for Lazard), and the Russell 3000 Index (for Sanders), over a trailing 60-month period (a 36-month period for Barrow, Hanley and for Lazard). Please note that over time, changes in an advisor’s relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by Fund shareholders.

The following text is added to the section describing the managers primarily responsible for the day-to-day management of the Fund:

Lewis A. Sanders, Chief Executive Officer and Co-Chief Investment Officer of Sanders. He has worked in investment management since 1968; has managed investment portfolios since 1981; has been with Sanders since 2009; and has co-managed a portion of the Fund since 2010. Education: B.S., Columbia University.

John P. Mahedy, Director of Research and Co-Chief Investment Officer of Sanders. He has worked in investment management since 1995; has managed investment portfolios since 2001; has been with Sanders since 2009; and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., New York University.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS73 012010

Vanguard WindsorTM Funds

Supplement to the Statement of Additional Information Dated February 27, 2009

Important Changes to Vanguard Windsor II Fund
New Advisor Joins Investment Advisory Team

The board of trustees of Vanguard Windsor II Fund has added Sanders Capital, LLC (Sanders), to the Fund’s investment advisory team. Effective immediately, Sanders will manage a portion of the Fund’s assets (approximately 8.5%). Sanders and the Fund’s other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Statement of Additional Information Text Changes

Under the heading “Investment Advisory Services” on page B-29, change the first sentence to:

The Trust currently uses eight investment advisors:

Add the following to the list of investment advisors:

• Sanders Capital, LLC, provides investment advisory services for a portion of the assets in the Windsor II Fund.

On page B-34, the second paragraph beneath the heading “II. Vanguard Windsor II Fund” is replaced with the following:

     The Windsor II Fund pays each unaffiliated advisor on a quarterly basis. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee may be increased or decreased based on the advisor’s performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor’s Portfolio is compared with that of the Russell 1000 Value Index (for Armstrong Shaw), the MSCI US Prime Market 750 Index (for Barrow, Hanley), the MSCI US Investable Market 2500 Index (for Hotchkis and Wiley), the Standard & Poor’s 500 Index (for Lazard), and the Russell 3000 Index (for Sanders), over a trailing 60-month period (a 36-month period for Barrow, Hanley and for Lazard).

The following text is added on page B-39 before the heading “E. Vanguard”:

E. Sanders Capital, LLC (Sanders)

Sanders, a New York limited liability company, is a registered investment advisor, founded in 2009 by Lewis A. Sanders, former chairman and CEO of AllianceBernstein L.P. Mr. Sanders is the firm’s controlling owner, CEO, and Co-CIO, with the remaining ownership stake divided among several of his key employees.

1. Other Accounts Managed

Lewis A. Sanders and John P. Mahedy each manage a portion of the Windsor II Fund; as of October 31, 2009, the Fund held assets of $32.7 billion. As of October 31, 2009, Mr. Sanders and Mr. Mahedy did not manage other registered investment companies or pooled investment vehicles. As of October 31, 2009, Mr. Sanders managed four other accounts with total assets of $841 million (advisory fees not based on account performance).

2. Material Conflicts of Interest

Mr. Sanders and Mr. Mahedy are co-chief investment officers of Sanders. In addition to the Fund, Sanders manages on a discretionary basis other accounts that use the value equity strategy used for the Fund, including one belonging to Mr. Sanders personally. In addition, Sanders intends to manage other accounts in the future that may invest in value equities as well as other securities. Sanders has strict policies in force to ensure that all clients are treated fairly. When possible, all outstanding client orders for the same security are aggregated in a single order and, if the order cannot be filled by the end of the day, Sanders allocates shares to underlying accounts on a pro rata basis. If any order is filled at several prices through multiple trades with the same broker, an average price and commission will be used for all the trades executed. If a staff member has an account that is managed in the same manner as external client accounts, the staff member’s account is treated in the same manner as the accounts of other clients for purposes of allocation and average price execution. Sanders believes that it is in the best interests of clients when staff members invest in the same investments as clients; this aligns the interests of Sanders and the clients. In this regard Sanders encourages staff members to invest in managed products and not in securities they select. If staff members do choose to have personal securities accounts, they are subject to strict rules with respect to their personal trading to ensure that client interests always come first. Staff members must obtain permission before executing any trade in a personal account; permission is denied if Sanders is purchasing or considering purchasing a security for clients until all client orders are completed. Once a purchase is made, the staff member must hold the security for at least one year and beyond that time if the security is then held in client accounts.

3. Description of Compensation

At October 31, 2009, Sanders had recently been formed; the Co-Chief Investment Officers each were members of Sanders and entitled to a portion of Sanders’ profits once it became operational and earned profits. Mr. Sanders received no compensation of any type from Sanders as of October 31, 2009. Mr. Mahedy’s compensation consisted of a guaranteed salary (draw).

4. Ownership of Securities

As of October 31, 2009, Mr. Sanders and Mr. Mahedy owned no shares of the Windsor II Fund.

The heading “E. Vanguard” on page B-39 is replaced as follows:

F. Vanguard

On page B-41, the following text is added as the second paragraph in the section under the heading “Duration and Termination of Investment Advisory Agreements”:

     The initial investment advisory agreement with Sanders for Vanguard Windsor II Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. SAI022 012010